UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 31, 2008

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

DPL Inc. is scheduled to make a presentation on April 2, 2008, at the Morgan Stanley 15th Annual Global Electricity & Energy Conference.  A copy of the presentation slides is furnished as Exhibit  99.1 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                  Exhibits.

99.1	Slides to be used in DPL Inc.’s presentation on April 2, 2008, at the Morgan Stanley 15th Annual Global Electricity & Energy Conference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: March 31, 2008
/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Slides to be used in DPL Inc.’s presentation on April 2, 2008, at the Morgan Stanley 15th Annual Global Electricity & Energy Conference.	E